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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 14, 2005

                          OSAGE FEDERAL FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


       UNITED STATES                0-50666                   27-0080039
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)



239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                            74056
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE
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     On February 14, 2005, the Registrant  announced that its Board of Directors had authorized the open market purchase of up to 45,626 shares of its common stock to fund its stock benefit plan. For further information, reference is made to the Registrant's press release, dated February 14, 2005 which is furnished with this Form 8-K as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated February 14, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  OSAGE FEDERAL FINANCIAL, INC.


Date: February 14, 2005           By: /s/ Mark S. White
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                                      Mark S. White
                                      President and Chief Executive Officer


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